UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2012

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on September 4, 2012 (the “September 4, 2012 Form 8-K”) to provide information relating to the acquisition of two of the remaining multifamily apartment communities as described in such Current Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Background

As previously reported in our Current Report on Form 8-K filed on August 8, 2012, the Company and Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership” and, together with the Company, the “LATA Parties”), entered into a master contribution and recapitalization agreement and a series of separate interest contribution agreements to acquire a total of 21 multifamily apartment communities and one parcel of submerged land (the “Contributed Properties”), containing an aggregate of 6,079 units, in exchange for aggregate consideration valued at approximately $480.9 million (subject to customary prorations), including (i) approximately $185.2 million (subject to adjustment based on prorations and principal amortization) generally comprised of common units of limited partnership interest in the Operating Partnership (“Common Units”) valued at $8.15 per unit; (ii) approximately $14.0 million in cash; and (iii) the assumption by the LATA Parties of approximately $281.7 million of in-place mortgage indebtedness encumbering the Contributed Properties (based on principal amounts outstanding as of June 30, 2012).

Also as previously reported in the September 4, 2012 Form 8-K, in the Current Report on Form 8-K/A filed on September 20, 2012 and in the Current Report on Form 8-K/A filed on October 5, 2012, the LATA Parties completed the acquisitions of six of the Contributed Parties, consisting of five multifamily apartment communities and the parcel of submerged land, between August 28, 2012 and October 4, 2012.

Completed Acquisitions

Lofton Meadows Apartments

On October 10, 2012, the Company, through its Operating Partnership and pursuant to an Interest Contribution Agreement (the “Lofton Meadows Agreement”) by and among the LATA Parties, Elco Landmark Residential Holdings LLC (“EL”) and Elco Landmark Residential Management, LLC (“ELRM” and, together with EL, the “EL Companies”), acquired 100% of the membership interests in El Conquistador Partners, LLC, a Delaware limited liability company, which owns as its sole asset one of the Contributed Properties (the “Lofton Meadows Property”), in exchange for consideration valued at approximately $11,035,568 (subject to prorations and adjustments), including 436,220 Common Units valued at $8.15 per unit representing aggregate consideration of approximately $3,555,192 and $7,577,000 financed through a new first mortgage loan. The Lofton Meadows Property is an apartment community located in Bradenton, Florida, comprised of approximately 129,328 rentable square feet and containing 166 units. As of October 10, 2012, the Lofton Meadows Property was 97.6% occupied.

The mortgage indebtedness used for the acquisition of the Lofton Meadows Property is a fixed rate loan issued by Fannie Mae and Berkadia Commercial Mortgage. The loan matures on November 1, 2019 and has an interest rate equal to 3.26% per annum.

Landmark at Grand Meadow

On October 11, 2012, the Company, through its Operating Partnership and pursuant to two separate Interest Contribution Agreements, acquired 100% of the membership interests of two entities that own, as tenants in common, one of the Contributed Properties (the “Landmark at Grand Meadow Property”). The LATA Parties entered into the first Interest Contribution Agreement with ELRM and Gilco 2, LLC, a Florida limited liability company, to acquire 100% of the membership interest in Gilco 2 Melbourne Investor LLC, which owns a 16.66% tenant in common interest in the Landmark at Grand Meadow Property. The LATA Parties entered into the second Interest Contribution Agreement with ELRM and Landmark at Grand Meadow Holdings, LLC, a Delaware limited liability company, which owns a 83.34% tenant in common interest in the Landmark at Grand Meadow Property.

The total aggregate consideration paid for the Landmark at Grand Meadow Property is valued at $11,450,000 (subject to prorations and adjustments), including 674,579 Common Units valued at $8.15 per unit representing aggregate consideration of approximately $5,497,820 and $6,100,000 financed through a new first mortgage loan. The Landmark at Grand Meadow Property is an apartment community located in Melbourne, Florida, comprised of approximately 176,116 rentable square feet and containing 212 units. As of October 11, 2012, the Landmark at Grand Meadow Property was 92.5% occupied.

The mortgage indebtedness used for the acquisition of the Landmark at Grand Meadow Property is a fixed rate loan issued by Fannie Mae and Berkadia Commercial Mortgage. The loan matures on November 1, 2019 and has an interest rate equal to 3.23% per annum.

In evaluating the acquisitions described above and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including property condition reports, tenant rent rolls, property location, visibility and access, age of the property, physical condition and curb appeal, review of an independent third-party appraisal, neighboring property uses, local market conditions, including vacancy rates, area demographics, including average household income, neighborhood growth patterns and economic conditions, and the presence of demand generators.

No additional compensation was paid to the Company’s former advisor or any other related party in connection with the acquisitions described above. The Company currently has no plans for any renovations, improvements or development of the properties described above and the Company believes each of the properties is adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real properties described in Item 2.01 above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before November 12, 2012, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2012	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Chief Financial Officer, Treasurer and Secretary

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